UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 14, 2005

AEARO COMPANY I

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-116676	13-3840456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5457 W. 79th Street Indianapolis, Indiana		75082
(Address of Principal Executive Offices)		(Zip Code)
(317) 692-6666
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On and effective February 10, 2005, the Board of Directors of Aearo Company, in accordance with the Company’s by-laws, appointed Peter S. Cureton to serve as a member of its Board of Directors.

Mr. Cureton is a Vice President of Bear, Stearns & Co. and Bear Stearns Merchant Banking. Prior to joining Bear Stearns, Mr. Cureton was an Associate at Wellspring Capital Management LLC, a private equity firm. Mr Cureton holds an MBA from Harvard Business School and an AB in Economics, cum laude, from Princeton University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2005	AEARO COMPANY I
	By:	/s/Jeffrey S. Kulka
	Name:	Jeffrey S. Kulka
	Title:	Senior Vice President, Chief Financial Officer and Secretary